3Q22 EARNINGS PRESENTATION OCTOBER 25, 2022 JetBlue flight over Manhattan’s Central Park Photo courtesy of Dave Clark

2 SAFE HARBOR This Presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, the COVID-19 pandemic including existing and new variants, and the outbreak of any other disease or similar public health threat that affects travel demand or behavior; restrictions on our business related to the financing we accepted under various federal government support programs such as the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act, and the American Rescue Plan Act; our significant fixed obligations and substantial indebtedness; risk associated with execution of our strategic operating plans in the near-term and long-term; the recording of a material impairment loss of tangible or intangible assets; our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers, including for aircraft, aircraft engines and parts and vulnerability to delays by those suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; the outcome of the lawsuit filed by the Department of Justice and certain state Attorneys General against us related to our Northeast Alliance entered into with American Airlines; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation, including new or increased tariffs; changes in our industry due to other airlines’ financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; adverse weather conditions or natural disasters; external geopolitical events and conditions; the occurrence of any event, change or other circumstances that could give rise to the right of JetBlue or Spirit Airlines, Inc. (“Spirit”) or both of them to terminate the Merger Agreement; failure to obtain applicable regulatory approval in a timely manner or otherwise and the potential financial consequences thereof; failure to satisfy other closing conditions to the transaction with Spirit; failure of the parties to consummate the transaction; JetBlue’s ability to finance the transaction with Spirit and the indebtedness JetBlue expects to incur in connection with the transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue; the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the transaction with Spirit; failure to realize anticipated benefits of the combined operations; demand for the combined company’s services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements’ attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction with Spirit; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the transaction with Spirit; and ongoing and increase in costs related to IT network security. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Any outlook or forecasts in this document have been prepared without taking into account or consideration the transaction with Spirit. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue’s filings with the Securities and Exchange Commission, or SEC, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This Presentation also includes certain “non-GAAP financial measures” as defined under the Exchange Act and in accordance with Regulation G. We have included reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and provided in accordance with U.S. GAAP within this Presentation.

3 3Q 2022 EARNINGS UPDATE ROBIN HAYES CHIEF EXECUTIVE OFFICER

4 CREATING VALUE FOR CUSTOMERS, CREWMEMBERS, AND OWNERS FY 2022 OUTLOOK (1) Refer to reconciliations of non-GAAP financial measures in Appendices A & B (2) Liquidity defined as unrestricted cash, cash equivalents, short-term investments and long-term marketable securities (3) As of September 30, 2022 • GAAP earnings per share of $0.18; non-GAAP earnings per share of $0.21 (1) • Adjusted pre-tax profit of $118M; adjusted pre-tax margin of 4.6% (1) • RASM up 23.4% Yo3Y; CASM up 32.4% Yo3Y (GAAP); CASM ex-Fuel up 16.3% Yo3Y (non-GAAP) (1) 3Q 2022 EARNINGS • Capacity up between 1% – 4% vs 4Q 2019 • RASM up between 15% – 19% vs 4Q 2019 • CASM ex-Fuel up between 8.5% – 10.5% vs 4Q 2019 (1) • $272M pre-payment to Spirit shareholders 2Q 2021 PLANNING ASSUMPTIONS* • Capacity up between 0% – 2% vs 2019 • CASM ex-Fuel up between 13% – 14% vs 2019 • Generating solid pre-tax margins in 4Q22 4Q 2022 OUTLOOK • In 3Q22, paid down $66M of debt; $260M in CAPEX; $25M cash outflow related to Spirit break fee • $2.3B of liquidity (2) (3), equal to 28% of 2019 revenue • Adjusted Debt to Cap ratio at 53% (1) (3) 3Q 2022 BALANCE SHEET

ENHANCING OUR BUSINESS FOR THE LONG-TERM


Revenue

- The Northeast Alliance (NEA) is promoting competition and delivering substantial benefits for consumers traveling to or from New York and Boston with significant growth, new routes, and reciprocal frequent-flyer benefits
- Loyalty program growth continues to close gap to peers and drive strong cash flows; co-branded card acquisitions hit a new record in September
- JetBlue Travel Products (JTP) remains on track to generate close to $100M in annualized run-rate EBIT


Cost

- Driving strong sequential unit cost improvement into 4Q22
- Committed to keeping CASM ex-Fuel ‘flat or better’ in 2023, year-over-year
- New structural cost program, combined with ~$75M of one-time savings from accelerated E190 retirements, to deliver ~$250M of cost reductions through 2024 to help offset unique cost headwinds and inflationary pressures
- Establishing a new foundation for profitable growth

Structurally improving our profitability with strategic initiatives

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6 COMMERCIAL UPDATE & OUTLOOK JOANNA GERAGHTY PRESIDENT & CHIEF OPERATING OFFICER

DELIVERING FOR OUR CUSTOMERS AND BUILDING RELEVANCE

ASM GROWTH VERSUS 2019



Flown
Estimate
1% – 4%
0% – 2%
(0.5%)
3Q22
4Q22*
FY22*

- Executing well in a challenging environment
  - Strong completion factor trends prior to late-September storms
  - Hurricanes Fiona and Ian impacted flown capacity by ~0.7% points in 3Q22
  - Planning prudently in the context of fragile industry operating environment
- Bringing low fares and great service to more customers and destinations
  - The NEA has grown materially above the rest of the industry domestically and internationally
  - Continuing transatlantic expansion as we build even more relevance in our Focus Cities
  - Returning to historical mid-to-high single digit capacity growth year-over-year in 2023

*Denotes guidance

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CARRYING THROUGH STRONG REVENUE MOMENTUM


RASM GROWTH VERSUS 2019
Actual
Estimate
13.5%
23.4%
15% – 19%
2Q22
3Q22
4Q22*

- Strong demand trends continue into the fall
  - Expect strong load factor trends into the fall and well above 2019 levels
  - Mint revenue continues to outperform rest of system
  - Contracted corporate revenue bookings now roughly 90% recovered from pre-pandemic levels
- Commercial initiatives bolstering strong revenue performance
  - NEA RASM accelerating faster than the rest of the system
  - Loyalty engagement at record highs, with spend growth persistently above pre-pandemic levels
  - Low-fare segmentation strategy performing well with strength across all customer types

*Denotes guidance

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9 FINANCIAL UPDATE & OUTLOOK URSULA HURLEY CHIEF FINANCIAL OFFICER

1 0 SUMMARY FINANCIALS 3Q 2022 US$ Millions 3Q 2022 3Q 2019 Change vs ‘19 Revenue 2,562 2,086 23% Operating Expenses 2,423 1,839 32% Adjusted Operating Expenses (1) 2,410 1,839 31% Adjusted Pre-Tax Income (Loss) (1) 118 239 (51%) RASM 15.80 12.80 23% CASM ex-Fuel (1) 9.69 8.33 16% Earnings per Diluted Share 0.18 0.63 (71%) Adjusted Earnings per Share(1) 0.21 0.59 (64%) (1) Refer to reconciliations of non-GAAP financial measures in Appendix A

FORGING A STRONG COST TRAJECTORY



CASM EX-FUEL VERSUS 2019
Actual 3Q22
Estimate 4Q22*
(0.5%)
1% – 4%
16.3%
8.5% – 10.5%
32.4%
ASM
CASM ex-Fuel (1)
CASM

- Planning conservatively given fragile industry operating environment
  - 3Q22 CASM ex-Fuel in-line with guidance, despite impact from hurricanes
  - Forecasting ~7% points of sequential CASM ex-Fuel improvement in 4Q22 (~5% points after adjusting for capacity)
    - Paring back some of the operational investments from the summer
    - Early progress from structural cost program as well as savings from E190 retirements
  - Expect to see incremental cost traction into 2023

*Denotes guidance

(1) Operating expenses excluding special items; refer to reconciliations of non-GAAP financial measures in Appendix A

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1 2 KEEPING OUR COSTS LOW TO SUPPORT MARGINS Network Efficiency Crew Planning End-of-Life Maintenance Optimization Maximizing Asset Productivity Accelerated E190 Transition to A220s $75M $40M - $50M $35M - $50M $45M - $60M $30M - $40M 2024 Savings ~$250M of structural cost savings through 2024 to support ‘flattish’ CASM ex-Fuel

FOCUSING ON CAPITAL PRESERVATION AND MAINTAINING LIQUIDITY

USES OF CASH



(US$ million)
$2
$66
$25
$260
Other
Debt paydown
Spirit break fee
CAPEX
~$75
$112
$272
~$420
Other
Scheduled debt paydown
Spirit shareholder pre-payment
CAPEX
3Q22
4Q22

- In 4Q22, we expect a sizable cash outflow largely driven by the pre-payment to Spirit shareholders and a step-up in CAPEX
- No significant near-term debt maturities; vast majority of debt maturing in 2026 and beyond

CAPEX



Actual
Estimate
(US$ million)
$260
~$420
~$1,000
3Q22
4Q22*
2022*

- Funded $260M in CAPEX in 3Q22, comprised of 2 aircraft deliveries, pre-delivery payments and engine investments
- Prioritizing highest ROI non-aircraft CAPEX projects

(1) Refer to reconciliations of non-GAAP financial measures in Appendix B
*Denotes guidance

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1 4 SUMMARY OF OUTLOOK METRIC 4Q22 Guidance Available Seat Miles (ASMs) 1% – 4% Yo3 RASM 15% – 19% Yo3 CASM ex-Fuel 8.5% – 10.5% Yo3 Operating Expenses Related to Other Non-Airline Businesses ~$13 million Estimated Fuel Price per Gallon $3.65 Tax Rate ~12% Capital Expenditures ~$420 million Note: Fuel price based on forward curve as of October 14, 2022

1 5 QUESTIONS?

1 6 3Q 2022 FINANCIAL RESULTS US$ Millions 3Q 2022 3Q 2019 Change vs ’19 Total operating revenues 2,562 2,086 23% Aircraft fuel and related taxes 825 471 75% Salaries, wages and benefits 675 580 16% Landing fees and other rents 131 125 5% Depreciation and amortization 147 134 10% Aircraft rent 30 26 15% Sales and marketing 81 74 9% Maintenance, materials and repairs 178 158 13% Other operating expenses 343 271 27% Special items 13 - NM Operating Income/(Loss) 139 247 (44%) Other Income/(Expense) (34) 7 NM Income/(Loss) before income taxes 105 254 (59%) Income tax expense/(benefit) 48 67 (28%) NET INCOME/(LOSS) 57 187 (70%) Pre-Tax Margin 4.1% 12.2% (8.1) pts Earnings/(Loss) per Diluted Share (GAAP) $0.18 $0.63 Adj. Pre-Tax Margin* 4.6% 11.5% (6.9) pts Adj. Earnings/(Loss) per Diluted Share (Non-GAAP)* $0.21 $0.59 * Refer to reconciliations of non-GAAP financial measures in this Appendix A

1 7 Non-GAAP Financial Measures JetBlue uses non-GAAP financial measures in this presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information in Appendices A and B provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. APPENDIX A

Operating expense per available seat mile, excluding fuel and related taxes, other non-airline operating expenses, and special items **("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

For the three and nine months ended September 30, 2022, special items include an impairment on our E190 fleet as well as retirement costs related to our E190 fleet, an ALPA ratification bonus and associated payroll taxes, expenses related to our takeover bid of Spirit airlines, and expenses related to implementation of our flight attendants' collective bargaining agreement.

Special items for the three and nine months ended September 30, 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

With respect to JetBlue's CASM ex-fuel guidance, JetBlue is unable to provide a reconciliation of the non-GAAP financial measure to GAAP because the excluded items have not yet occurred and cannot be reasonably predicted. The reconciling information that is unavailable would include a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors. Accordingly, a reconciliation to CASM is not available without unreasonable effort.

NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents)
(unaudited)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2022		2019		2022		2019	
	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$ 2,423	$ 14.94	$ 1,839	$ 11.29	$ 7,084	$ 14.76	$ 5,490	$ 11.50
Less:								
Aircraft fuel and related taxes	825	5.08	471	2.89	2,305	4.80	1,392	2.92
Other non-airline expenses	14	0.09	10	0.07	29	0.06	32	0.07
Special items	13	0.08	-	-	57	0.12	14	0.03
Operating expenses, excluding fuel	$ 1,571	$ 9.69	$ 1,358	$ 8.33	$ 4,693	$ 9.78	$ 4,052	$ 8.48

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Operating expense, (loss) income before taxes, net (loss) income, and (loss) earnings per share, excluding special items and net gain (loss) on investments

Our GAAP results in the applicable periods were impacted by charges that are deemed special items.

For the three and nine months ended September 30, 2022, special items include an impairment on our E190 fleet as well as retirement costs related to our E190 fleet, an ALPA ratification bonus and associated payroll taxes, expenses related to our takeover bid of Spirit airlines, and expenses related to implementation of our flight attendants' collective bargaining agreement.

Special items for the three and nine months ended September 30, 2019 include one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the implementation of our pilots' collective bargaining agreement.

Mark-to-market and certain gains and losses on our investments were also excluded from our 2022 GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, (LOSS) INCOME BEFORE TAXES, NET (LOSS) INCOME, AND (LOSS) EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND NET GAIN (LOSS) ON INVESTMENTS

(in millions, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2019	2022	2019
Total operating revenues	$ 2,562	$ 2,086	$ 6,743	$ 6,063
Total operating expenses	$ 2,423	$ 1,839	$ 7,084	$ 5,490
Less: Special items	13	-	57	14
Total operating expenses excluding special items	$ 2,410	$ 1,839	$ 7,027	$ 5,476
Operating (loss) income	$ 139	$ 247	$ (341)	$ 573
Add back: Special items	13	-	57	14
Operating (loss) income excluding special items	$ 152	$ 247	$ (284)	$ 587
Operating margin excluding special items	5.9%	11.8%	-4.2%	9.7%
(Loss) income before income taxes	$ 105	$ 254	$ (443)	$ 548
Add back: Special items	13	-	57	14
Less: Net gain (loss) on investments	-	15	(4)	15
(Loss) income before income taxes excluding special items and net gain (loss) on investments	$ 118	$ 239	$ (382)	$ 547
Pre-tax margin excluding special itemsand net gain (loss) on investments	4.6%	11.4%	-5.7%	9.4%
Net (loss) income	$ 57	$ 187	$ (386)	$ 408
Add back: Special items	13	-	57	14
Less: Income tax (expense) benefit related to special items	1	-	7	3
Less: Net gain (loss) on investments	-	15	(4)	15
Less: Income tax (expense) benefit related to net gain (loss) on investments	-	(4)	-	(4)
Net (loss) income excluding special items and net gain (loss) on investments	$ 69	$ 176	$ (332)	$ 408
(Loss) earnings per common share:				
Basic	$ 0.18	$ 0.63	$ (1.20)	$ 1.36
Add back: Special items, net of tax	0.03	-	0.16	0.03
Less: Net gain (loss) on investments, net of tax	-	0.04	(0.01)	0.04
Basic excluding special items and net gain (loss) on investments	$ 0.21	$ 0.59	$ (1.03)	$ 1.35
Diluted	$ 0.18	$ 0.63	$ (1.20)	$ 1.35
Add back: Special items, net of tax	0.03	-	0.16	0.03
Less: Net gain (loss) on investments, net of tax	-	0.04	(0.01)	0.03
Diluted excluding special items and net gain (loss) on investments	$ 0.21	$ 0.59	$ (1.03)	$ 1.35

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2 0 APPENDIX B: CALCULATION OF LEVERAGE RATIOS LOCATION Adjusted debt to capitalization ratio Adjusted debt to capitalization ratio is a non-GAAP financial metric which we believe is helpful to investors in assessing the company's overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance leases, to present estimated financial obligations. Adjusted capitalization represents total equity plus adjusted debt. September 30, 2022 December 31, 2021 Long-term debt and finance leases 3,235$ 3,651$ Current maturities of long-term debt and finance leases 524 355 Operating lease liabilities - aircraft 216 256 Adjusted debt 3,975$ 4,262$ Long-term debt and finance leases 3,235$ 3,651$ Current maturities of long-term debt and finance leases 524 355 Operating lease liabilities - aircraft 216 256 Stockholders' equity 3,507 3,849 Adjusted capitalization 7,482$ 8,111$ Adjusted debt to capitalization ratio 53% 53% NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited)

2 1 Deliveries A220 A321NEO A321NEO LR A320 E190 Total 2022 6 - 3 - - 9 2023 18 6 5 - - 29 Note: Delivery and return assumptions as of October 25, 2022. The above includes an amended agreement and represents the current delivery schedule set forth in our Airbus order book. However, we note that due to Airbus delivery delays, our capacity planning assumptions assume delivery in 2023 of a minimum of 14 A220 aircraft, 5 A321neo aircraft, and 3 A321neo LR, for a total of at least 22 aircraft. APPENDIX C: ORDER BOOK Returns A220 A321NEO A321NEO LR A320 E190 Total 2023 - - - (4) (6) (10)

2 2 Spirit Acquisition https://lowfaresgreatservice.com Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports www.investor.jetblue.com/investor-relations DOCUMENT LOCATION * Environmental, Social, and Governance Reports APPENDIX D: RELEVANT JETBLUE MATERIALS